Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended
	June 30		Variance
	2006	2005	$	%
	(dollars in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$213,206	$148,611	$64,595	43.5%
Interest expense	90,355	48,686	41,669	85.6%

Net Interest Income	122,851	99,925	22,926	22.9%
Provision for loan losses	875	725	150	20.7%
Investment securities gains	1,409	1,418	(9)	-0.6%
Other income	34,593	36,897	(2,304)	-6.2%
Other expenses	90,793	78,189	12,604	16.1%

Income Before Income Taxes	67,185	59,326	7,859	13.2%
Income taxes	20,484	17,722	2,762	15.6%

Net Income	$46,701	$41,604	$5,097	12.3%

PER-SHARE DATA:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.25	0.02	8.0%

Cash dividends	0.1475	0.138	0.01	6.8%

ENDING BALANCES:
Total assets	$14,561,545	$11,572,284	$2,989,261	25.8%
Loans, net of unearned income	10,051,957	7,812,479	2,239,478	28.7%
Deposits	10,146,652	8,138,124	2,008,528	24.7%
Short-term borrowings	1,765,723	1,134,583	631,140	55.6%
Long-term debt	1,024,144	951,745	72,399	7.6%
Shareholders’ equity	1,440,188	1,196,819	243,369	20.3%

AVERAGE BALANCES:
Total assets	$14,218,559	$11,419,207	$2,799,352	24.5%
Loans, net of unearned income	9,846,025	7,743,791	2,102,234	27.1%
Deposits	9,991,823	8,054,163	1,937,660	24.1%
Short-term borrowings	1,602,894	1,180,975	421,919	35.7%
Long-term debt	1,010,744	843,727	167,017	19.8%
Shareholders’ equity	1,439,885	1,200,421	239,464	19.9%

NOTE:	All share and per-share information has been restated for the impact of the 5% stock dividend paid in June 2006.

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended
	June 30		Variance
	2006	2005	$	%
	(dollars in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$405,858	$289,421	$116,437	40.2%
Interest expense	167,964	91,248	76,716	84.1%

Net Interest Income	237,894	198,173	39,721	20.0%
Provision for loan losses	1,875	1,525	350	23.0%
Investment securities gains	4,074	4,733	(659)	-13.9%
Other income	68,535	69,435	(900)	-1.3%
Other expenses	178,809	152,016	26,793	17.6%

Income Before Income Taxes	129,819	118,800	11,019	9.3%
Income taxes	39,239	35,759	3,480	9.7%

Net Income	$90,580	$83,041	$7,539	9.1%

PER-SHARE DATA:
Net income:
Basic	$0.53	$0.51	$0.02	3.9%
Diluted	0.52	0.50	0.02	4.0%

Cash dividends	0.286	0.264	0.02	8.2%

AVERAGE BALANCES:
Total assets	$13,850,661	$11,317,195	$2,533,466	22.4%
Loans, net of unearned income	9,538,542	7,675,039	1,863,503	24.3%
Deposits	9,722,248	7,983,595	1,738,653	21.8%
Short-term borrowings	1,545,414	1,210,053	335,361	27.7%
Long-term debt	1,003,152	764,042	239,110	31.3%
Shareholders’ equity	1,413,501	1,225,915	187,586	15.3%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	June 30	March 31
	2006	2006	$	%
	(dollars in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$213,206	$192,652	$20,554	10.7%
Interest expense	90,355	77,609	12,746	16.4%

Net Interest Income	122,851	115,043	7,808	6.8%
Provision for loan losses	875	1,000	(125)	-12.5%
Investment securities gains	1,409	2,665	(1,256)	-47.1%
Other income	34,593	33,942	651	1.9%
Other expenses	90,793	88,016	2,777	3.2%

Income Before Income Taxes	67,185	62,634	4,551	7.3%
Income taxes	20,484	18,755	1,729	9.2%

Net Income	$46,701	$43,879	$2,822	6.4%

PER-SHARE DATA:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.25	0.02	8.0%
Cash dividends	0.1475	0.138	0.01	6.8%

ENDING BALANCES:
Total assets	$14,561,545	$14,174,485	$387,060	2.7%
Loans, net of unearned income	10,051,957	9,718,710	333,247	3.4%
Deposits	10,146,652	9,953,846	192,806	1.9%
Short-term borrowings	1,765,723	1,530,381	235,342	15.4%
Long-term debt	1,024,144	1,058,800	(34,656)	-3.3%
Shareholders’ equity	1,440,188	1,448,339	(8,151)	-0.6%

AVERAGE BALANCES:
Total assets	$14,218,559	$13,478,675	$739,884	5.5%
Loans, net of unearned income	9,846,025	9,227,642	618,383	6.7%
Deposits	9,991,823	9,449,677	542,146	5.7%
Short-term borrowings	1,602,894	1,487,295	115,599	7.8%
Long-term debt	1,010,744	995,478	15,266	1.5%
Shareholders’ equity	1,439,885	1,386,824	53,061	3.8%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	June 30		Variance
	2006	2005	$	%
	(dollars in thousands)
ASSETS
Cash and due from banks	$410,563	$358,581	$51,982	14.5%
Loans held for sale	268,966	286,742	(17,776)	-6.2%
Other interest-earning assets	39,364	22,600	16,764	74.2%
Investment securities	2,743,777	2,429,365	314,412	12.9%
Loans, net of unearned	10,051,957	7,812,479	2,239,478	28.7%
Allowance for loan losses	(106,544)	(90,402)	(16,142)	17.9%

Net Loans	9,945,413	7,722,077	2,223,336	28.8%
Premises and equipment	185,677	153,598	32,079	20.9%
Accrued interest receivable	63,589	43,819	19,770	45.1%
Goodwill and intangible assets	663,951	386,795	277,156	71.7%
Other assets	240,245	168,707	71,538	42.4%

Total Assets	$14,561,545	$11,572,284	$2,989,261	25.8%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,146,652	$8,138,124	$2,008,528	24.7%
Short-term borrowings	1,765,723	1,134,583	631,140	55.6%
Long-term debt	1,024,144	951,745	72,399	7.6%
Other liabilities	184,838	151,013	33,825	22.4%

Total Liabilities	13,121,357	10,375,465	2,745,892	26.5%
Shareholders’ equity	1,440,188	1,196,819	243,369	20.3%

Total Liabilities and Shareholders’ Equity	$14,561,545	$11,572,284	$2,989,261	25.8%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,553,375	$1,991,480	$561,895	28.2%
Commercial — agricultural	330,063	322,791	7,272	2.3%
Real estate — commercial mortgage	3,063,863	2,556,990	506,873	19.8%
Real estate — residential mortgage and home equity	2,091,301	1,695,821	395,480	23.3%
Real estate — construction	1,408,144	699,518	708,626	101.3%
Consumer	520,094	485,492	34,602	7.1%
Leasing and other	85,117	60,387	24,730	41.0%

Total Loans, net of unearned income	$10,051,957	$7,812,479	$2,239,478	28.7%

Deposits, by type:
Noninterest-bearing demand	$1,910,565	$1,611,909	$298,656	18.5%
Interest-bearing demand	1,649,681	1,471,398	178,283	12.1%
Savings deposits	2,383,533	1,965,523	418,010	21.3%
Time deposits	4,202,873	3,089,294	1,113,579	36.0%

Total Deposits	$10,146,652	$8,138,124	$2,008,528	24.7%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	June 30		Variance
	2006	2005	$	%
	(dollars in thousands, except per-share data)
Interest Income:
Loans, including fees	$179,946	$122,492	$57,454	46.9%
Investment securities:
Taxable	23,564	18,257	5,307	29.1%
Tax-exempt	3,543	2,843	700	24.6%
Dividends	1,555	1,155	400	34.6%
Loans held for sale	4,005	3,516	489	13.9%
Other interest income	593	348	245	70.4%

Total Interest Income	213,206	148,611	64,595	43.5%

Interest Expense:
Deposits	58,996	31,104	27,892	89.7%
Short-term borrowings	18,427	7,914	10,513	132.8%
Long-term debt	12,932	9,668	3,264	33.8%

Total Interest Expense	90,355	48,686	41,669	85.6%

Net Interest Income	122,851	99,925	22,926	22.9%
Provision for Loan Losses	875	725	150	20.7%

Net Interest Income after Provision	121,976	99,200	22,776	23.0%

Other Income:
Investment management and trust services	9,056	8,966	90	1.0%
Service charges on deposit accounts	10,892	9,960	932	9.4%
Other service charges and fees	6,576	7,142	(566)	-7.9%
Gain on sale of mortgage loans	5,187	6,290	(1,103)	-17.5%
Investment securities gains	1,409	1,418	(9)	-0.6%
Other	2,882	4,539	(1,657)	-36.5%

Total Other Income	36,002	38,315	(2,313)	-6.0%

Other Expenses:
Salaries and employee benefits	53,390	45,235	8,155	18.0%
Net occupancy expense	9,007	6,549	2,458	37.5%
Equipment expense	3,495	2,888	607	21.0%
Data processing	3,165	3,321	(156)	-4.7%
Advertising	3,027	2,276	751	33.0%
Intangible amortization	2,006	1,168	838	71.7%
Other	16,703	16,752	(49)	-0.3%

Total Other Expenses	90,793	78,189	12,604	16.1%

Income Before Income Taxes	67,185	59,326	7,859	13.2%
Income Taxes	20,484	17,722	2,762	15.6%

Net Income	$46,701	$41,604	$5,097	12.3%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.25	0.02	8.0%

Cash dividends	$0.1475	$0.138	$0.01	6.8%
Book value	8.31	7.45	0.86	11.5%
Tangible book value	4.48	5.04	(0.56)	-11.1%

Weighted average shares (basic)	173,449	162,235
Weighted average shares (diluted)	175,484	164,041
Shares outstanding, end of period	173,279	160,604

SELECTED FINANCIAL RATIOS:
Return on average assets	1.32%	1.46%
Return on average equity	13.01%	13.90%
Return on average equity (tangible)	24.87%	20.90%
Net interest margin	3.90%	3.92%
Efficiency ratio	55.4%	55.3%
Average equity to average assets	10.1%	10.3%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended June 30
	2006			2005
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$9,846,025	$181,019	7.37%	$7,743,791	$123,263	6.38%
Taxable investment securities	2,242,945	23,564	4.20%	1,966,738	18,257	3.72%
Tax-exempt investment securities	430,246	5,200	4.83%	341,044	4,227	4.96%
Equity securities	152,210	1,740	4.58%	131,002	1,341	4.11%

Total Investment Securities	2,825,401	30,504	4.32%	2,438,784	23,825	3.92%
Loans held for sale	222,103	4,005	7.21%	232,448	3,516	6.05%
Other interest-earning assets	50,422	593	4.69%	47,819	348	2.92%

Total Interest-earning Assets	12,943,951	216,121	6.70%	10,462,842	150,952	5.79%

Noninterest-earning assets:
Cash and due from banks	335,009			342,592
Premises and equipment	183,587			152,123
Other assets	862,739			552,859
Less: allowance for loan losses	(106,727)			(91,209)

Total Assets	$14,218,559			$11,419,207

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,672,116	$6,258	1.50%	$1,484,772	$3,309	0.89%
Savings deposits	2,386,287	12,113	2.03%	1,986,909	5,859	1.18%
Time deposits	4,082,429	40,625	3.99%	3,014,871	21,936	2.92%

Total Interest-bearing Deposits	8,140,832	58,996	2.91%	6,486,552	31,104	1.92%
Short-term borrowings	1,602,894	18,427	4.56%	1,180,975	7,914	2.66%
Long-term debt	1,010,744	12,932	5.13%	843,727	9,668	4.60%

Total Interest-bearing Liabilities	10,754,470	90,355	3.36%	8,511,254	48,686	2.29%

Noninterest-bearing liabilities:
Demand deposits	1,850,991			1,567,611
Other	173,213			139,921

Total Liabilities	12,778,674			10,218,786
Shareholders’ equity	1,439,885			1,200,421

Total Liabilities and Shareholders’ Equity	$14,218,559			$11,419,207

Net interest income/net interest margin (fully taxable equivalent)		125,766	3.90%		102,266	3.92%

Tax equivalent adjustment		(2,915)			(2,341)

Net interest income		$122,851			$99,925

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended
	June 30		Variance
	2006	2005	$	%
	(dollars in thousands)
Loans, by type:
Commercial — industrial and financial	$2,466,241	$1,970,926	$495,315	25.1%
Commercial — agricultural	325,409	319,853	5,556	1.7%
Real estate — commercial mortgage	3,039,417	2,537,606	501,811	19.8%
Real estate — residential mortgage and home equity	2,046,953	1,678,623	368,330	21.9%
Real estate — construction	1,373,038	691,509	681,529	98.6%
Consumer	518,714	482,178	36,536	7.6%
Leasing and other	76,253	63,096	13,157	20.9%

Total Loans, net of unearned income	$9,846,025	$7,743,791	$2,102,234	27.1%

Deposits, by type:
Noninterest-bearing demand	$1,850,991	$1,567,611	$283,380	18.1%
Interest-bearing demand	1,672,116	1,484,772	187,344	12.6%
Savings deposits	2,386,287	1,986,909	399,378	20.1%
Time deposits	4,082,429	3,014,871	1,067,558	35.4%

Total Deposits	$9,991,823	$8,054,163	$1,937,660	24.1%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Six Months Ended
	June 30		Variance
	2006	2005	$	%
	(dollars in thousands, except per-share data)
Interest Income:
Loans, including fees	$341,060	$238,430	$102,630	43.0%
Investment securities:
Taxable	46,103	36,518	9,585	26.2%
Tax-exempt	7,076	5,692	1,384	24.3%
Dividends	2,900	2,239	661	29.5%
Loans held for sale	7,464	6,018	1,446	24.0%
Other interest income	1,255	524	731	139.5%

Total Interest Income	405,858	289,421	116,437	40.2%

Interest Expense:
Deposits	109,186	58,912	50,274	85.3%
Short-term borrowings	33,733	14,738	18,995	128.9%
Long-term debt	25,045	17,598	7,447	42.3%

Total Interest Expense	167,964	91,248	76,716	84.1%

Net Interest Income	237,894	198,173	39,721	20.0%
Provision for Loan Losses	1,875	1,525	350	23.0%

Net Interest Income after Provision	236,019	196,648	39,371	20.0%

Other Income:
Investment management and trust services	19,088	17,985	1,103	6.1%
Service charges on deposit accounts	21,139	19,292	1,847	9.6%
Other service charges and fees	13,230	12,698	532	4.2%
Gain on sale of mortgage loans	9,959	11,947	(1,988)	-16.6%
Investment securities gains	4,074	4,733	(659)	-13.9%
Other	5,119	7,513	(2,394)	-31.9%

Total Other Income	72,609	74,168	(1,559)	-2.1%

Other Expenses:
Salaries and employee benefits	103,319	89,532	13,787	15.4%
Net occupancy expense	17,596	14,047	3,549	25.3%
Equipment expense	7,088	5,958	1,130	19.0%
Data processing	6,074	6,490	(416)	-6.4%
Advertising	5,280	4,249	1,031	24.3%
Intangible amortization	3,858	2,347	1,511	64.4%
Other	35,594	29,393	6,201	21.1%

Total Other Expenses	178,809	152,016	26,793	17.6%

Income Before Income Taxes	129,819	118,800	11,019	9.3%
Income Taxes	39,239	35,759	3,480	9.7%

Net Income	$90,580	$83,041	$7,539	9.1%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.53	$0.51	$0.02	3.9%
Diluted	0.52	0.50	0.02	4.0%

Cash dividends	$0.286	$0.264	$0.02	8.2%
Book value	8.31	7.45	0.86	11.5%
Tangible book value	4.48	5.04	(0.56)	-11.1%

Weighted average shares (basic)	172,166	163,718
Weighted average shares (diluted)	174,335	165,638
Shares outstanding, end of period	173,279	160,604

SELECTED FINANCIAL RATIOS:
Return on average assets	1.32%	1.48%
Return on average equity	12.92%	13.66%
Return on average equity (tangible)	23.93%	20.35%
Net interest margin	3.89%	3.94%
Efficiency ratio	56.1%	55.0%
Average equity to average assets	10.2%	10.8%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Six Months Ended June 30
	2006			2005
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$9,538,542	$342,902	7.24%	$7,675,039	$239,954	6.30%
Taxable investment securities	2,214,666	46,103	4.16%	1,975,750	36,518	3.73%
Tax-exempt investment securities	433,087	10,385	4.80%	338,215	8,481	5.06%
Equity securities	148,630	3,299	4.45%	127,929	2,611	4.12%

Total Investment Securities	2,796,383	59,787	4.28%	2,441,894	47,610	3.93%

Loans held for sale	210,834	7,464	7.08%	207,428	6,018	5.85%
Other interest-earning assets	56,870	1,255	4.43%	38,313	524	2.76%

Total Interest-earning Assets	12,602,629	411,408	6.57%	10,362,674	294,106	5.72%

Noninterest-earning assets:
Cash and due from banks	346,681			332,747
Premises and equipment	180,690			150,579
Other assets	825,037			562,046
Less: allowance for loan losses	(104,376)			(90,851)

Total Assets	$13,850,661			$11,317,195

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,669,327	$11,996	1.45%	$1,489,850	$6,279	0.85%
Savings deposits	2,329,850	22,510	1.95%	1,949,573	10,324	1.07%
Time deposits	3,914,400	74,680	3.85%	3,005,646	42,309	2.84%

Total Interest-bearing Deposits	7,913,577	109,186	2.78%	6,445,069	58,912	1.84%

Short-term borrowings	1,545,414	33,733	4.36%	1,210,053	14,738	2.46%
Long-term debt	1,003,152	25,045	5.03%	764,042	17,598	4.64%

Total Interest-bearing Liabilities	10,462,143	167,964	3.23%	8,419,164	91,248	2.19%

Noninterest-bearing liabilities:
Demand deposits	1,808,671			1,538,526
Other	166,346			133,590

Total Liabilities	12,437,160			10,091,280

Shareholders’ equity	1,413,501			1,225,915

Total Liabilities and Shareholders’ Equity	$13,850,661			$11,317,195

Net interest income/net interest margin (fully taxable equivalent)		243,444	3.89%		202,858	3.94%

Tax equivalent adjustment		(5,550)			(4,685)
Net interest income		$237,894			$198,173

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Six Months Ended
	June 30		Variance
	2006	2005	$	%
	(dollars in thousands)
Loans, by type:
Commercial — industrial and financial	$2,372,936	$1,987,810	$385,126	19.4%
Commercial — agricultural	326,662	323,257	3,405	1.1%
Real estate — commercial mortgage	2,992,308	2,488,974	503,334	20.2%
Real estate — residential mortgage and home equity	1,986,582	1,666,518	320,064	19.2%
Real estate — construction	1,268,781	665,043	603,738	90.8%
Consumer	517,539	480,406	37,133	7.7%
Leasing and other	73,734	63,031	10,703	17.0%

Total Loans, net of unearned income	$9,538,542	$7,675,039	$1,863,503	24.3%

Deposits, by type:
Noninterest-bearing demand	$1,808,671	$1,538,526	$270,145	17.6%
Interest-bearing demand	1,669,327	1,489,850	179,477	12.0%
Savings deposits	2,329,850	1,949,573	380,277	19.5%
Time deposits	3,914,400	3,005,646	908,754	30.2%

Total Deposits	$9,722,248	$7,983,595	$1,738,653	21.8%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	June 30	March 31
	2006	2006	$	%
	(dollars in thousands)

ASSETS
Cash and due from banks	$410,563	$398,111	$12,452	3.1%
Loans held for sale	268,966	202,751	66,215	32.7%
Other interest-earning assets	39,364	35,657	3,707	10.4%
Investment securities	2,743,777	2,790,622	(46,845)	-1.7%
Loans, net of unearned	10,051,957	9,718,710	333,247	3.4%
Allowance for loan losses	(106,544)	(106,195)	(349)	0.3%

Net Loans	9,945,413	9,612,515	332,898	3.5%
Premises and equipment	185,677	182,115	3,562	2.0%
Accrued interest receivable	63,589	60,145	3,444	5.7%
Goodwill and intangible assets	663,951	667,387	(3,436)	-0.5%
Other assets	240,245	225,182	15,063	6.7%

Total Assets	$14,561,545	$14,174,485	$387,060	2.7%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,146,652	$9,953,846	$192,806	1.9%
Short-term borrowings	1,765,723	1,530,381	235,342	15.4%
Long-term debt	1,024,144	1,058,800	(34,656)	-3.3%
Other liabilities	184,838	183,119	1,719	0.9%

Total Liabilities	13,121,357	12,726,146	395,211	3.1%
Shareholders’ equity	1,440,188	1,448,339	(8,151)	-0.6%

Total Liabilities and Shareholders’ Equity	$14,561,545	$14,174,485	$387,060	2.7%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,553,375	$2,412,836	$140,539	5.8%
Commercial — agricultural	330,063	325,140	4,923	1.5%
Real estate — commercial mortgage	3,063,863	3,020,376	43,487	1.4%
Real estate — residential mortgage	647,776	612,584	35,192	5.7%
Real estate — home equity	1,443,525	1,407,629	35,896	2.6%
Real estate — construction	1,408,144	1,343,364	64,780	4.8%
Consumer	520,094	515,236	4,858	0.9%
Leasing and other	85,117	81,545	3,572	4.4%

Total Loans, net of unearned income	$10,051,957	$9,718,710	$333,247	3.4%

Deposits, by type:
Noninterest-bearing demand	$1,910,565	$1,958,958	$(48,393)	-2.5%
Interest-bearing demand	1,649,681	1,684,287	(34,606)	-2.1%
Savings deposits	2,383,533	2,341,840	41,693	1.8%
Time deposits	4,202,873	3,968,761	234,112	5.9%

Total Deposits	$10,146,652	$9,953,846	$192,806	1.9%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	June 30	March 31
	2006	2006	$	%
	(dollars in thousands)
Interest Income:
Loans, including fees	$179,946	$161,114	$18,832	11.7%
Investment securities:
Taxable	23,564	22,539	1,025	4.5%
Tax-exempt	3,543	3,533	10	0.3%
Dividends	1,555	1,345	210	15.6%
Loans held for sale	4,005	3,458	547	15.8%
Other interest income	593	663	(70)	-10.6%

Total Interest Income	213,206	192,652	20,554	10.7%

Interest Expense:
Deposits	58,996	50,190	8,806	17.5%
Short-term borrowings	18,427	15,306	3,121	20.4%
Long-term debt	12,932	12,113	819	6.8%

Total Interest Expense	90,355	77,609	12,746	16.4%

Net Interest Income	122,851	115,043	7,808	6.8%
Provision for Loan Losses	875	1,000	(125)	-12.5%

Net Interest Income after Provision	121,976	114,043	7,933	7.0%

Other Income:
Investment management and trust services	9,056	10,032	(976)	-9.7%
Service charges on deposit accounts	10,892	10,247	645	6.3%
Other service charges and fees	6,576	6,654	(78)	-1.2%
Gain on sale of mortgage loans	5,187	4,772	415	8.7%
Investment securities gains	1,409	2,665	(1,256)	-47.1%
Other	2,882	2,237	645	28.8%

Total Other Income	36,002	36,607	(605)	-1.7%

Other Expenses:
Salaries and employee benefits	53,390	49,929	3,461	6.9%
Net occupancy expense	9,007	8,589	418	4.9%
Equipment expense	3,495	3,593	(98)	-2.7%
Data processing	3,165	2,909	256	8.8%
Advertising	3,027	2,253	774	34.4%
Intangible amortization	2,006	1,852	154	8.3%
Other	16,703	18,891	(2,188)	-11.6%

Total Other Expenses	90,793	88,016	2,777	3.2%

Income Before Income Taxes	67,185	62,634	4,551	7.3%
Income Taxes	20,484	18,755	1,729	9.2%

Net Income	$46,701	$43,879	$2,822	6.4%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.25	0.02	8.0%

Cash dividends	$0.1475	$0.138	$0.01	6.8%
Book value	8.31	8.32	(0.01)	-0.1%
Tangible book value	4.48	4.49	(0.01)	-0.2%

Weighted average shares (basic)	173,449	170,869	2,580	1.5%
Weighted average shares (diluted)	175,484	173,166	2,318	1.3%
Shares outstanding, end of period	173,279	174,033	(754)	-0.4%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.32%	1.32%
Return on average equity	13.01%	12.83%
Return on average equity (tangible)	24.87%	23.01%
Net interest margin	3.90%	3.88%
Efficiency ratio	55.4%	56.8%
Average equity to average assets	10.1%	10.3%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	June 30, 2006			March 31, 2006
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$9,846,025	$181,019	7.37%	$9,227,642	$161,883	7.11%
Taxable investment securities	2,242,945	23,564	4.20%	2,186,073	22,539	4.13%
Tax-exempt investment securities	430,246	5,200	4.83%	435,959	5,185	4.76%
Equity securities	152,210	1,740	4.58%	145,011	1,559	4.33%

Total Investment Securities	2,825,401	30,504	4.32%	2,767,043	29,283	4.24%

Loans held for sale	222,103	4,005	7.21%	199,441	3,458	6.94%
Other interest-earning assets	50,422	593	4.69%	63,388	663	4.23%

Total Interest-earning Assets	12,943,951	216,121	6.70%	12,257,514	195,287	6.45%

Noninterest-earning assets:
Cash and due from banks	335,009			358,481
Premises and equipment	183,587			177,761
Other assets	862,739			786,918
Less: allowance for loan losses	(106,727)			(101,999)

Total Assets	$14,218,559			$13,478,675

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,672,116	$6,258	1.50%	$1,666,506	$5,738	1.40%
Savings deposits	2,386,287	12,113	2.03%	2,272,788	10,398	1.85%
Time deposits	4,082,429	40,625	3.99%	3,744,503	34,054	3.69%

Total Interest-bearing Deposits	8,140,832	58,996	2.91%	7,683,797	50,190	2.65%

Short-term borrowings	1,602,894	18,427	4.56%	1,487,295	15,306	4.13%
Long-term debt	1,010,744	12,932	5.13%	995,478	12,113	4.93%

Total Interest-bearing Liabilities	10,754,470	90,355	3.36%	10,166,570	77,609	3.09%

Noninterest-bearing liabilities:
Demand deposits	1,850,991			1,765,880
Other	173,213			159,401

Total Liabilities	12,778,674			12,091,851

Shareholders’ equity	1,439,885			1,386,824

Total Liabilities and Shareholders’ Equity	$14,218,559			$13,478,675

Net interest income/net interest margin (fully taxable equivalent)		125,766	3.90%		117,678	3.88%

Tax equivalent adjustment		(2,915)			(2,635)

Net interest income		$122,851			$115,043

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended		Variance
	June 30	March 31
	2006	2006	$	%
	(dollars in thousands)
Loans, by type:
Commercial — industrial and financial	$2,466,241	$2,278,597	$187,644	8.2%
Commercial — agricultural	325,409	327,929	(2,520)	-0.8%
Real estate — commercial mortgage	3,039,417	2,944,676	94,741	3.2%
Real estate — residential mortgage	624,681	589,620	35,061	5.9%
Real estate — home equity	1,422,272	1,335,922	86,350	6.5%
Real estate — construction	1,373,038	1,163,368	209,670	18.0%
Consumer	518,714	516,350	2,364	0.5%
Leasing and other	76,253	71,180	5,073	7.1%

Total Loans, net of unearned income	$9,846,025	$9,227,642	$618,383	6.7%

Deposits, by type:
Noninterest-bearing demand	$1,850,991	$1,765,880	$85,111	4.8%
Interest-bearing demand	1,672,116	1,666,506	5,610	0.3%
Savings deposits	2,386,287	2,272,788	113,499	5.0%
Time deposits	4,082,429	3,744,503	337,926	9.0%

Total Deposits	$9,991,823	$9,449,677	$542,146	5.7%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)

	Quarter Ended		Six Months Ended
	June 30		June 30
	2006	2005	2006	2005
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$106,195	$90,127	$92,847	$89,627

Loans charged off	(1,679)	(1,660)	(3,179)	(3,479)
Recoveries of loans previously charged off	1,153	1,210	2,010	2,729

Net loans charged off	(526)	(450)	(1,169)	(750)
Provision for loan losses	875	725	1,875	1,525
Allowance purchased	—	—	12,991	—

Balance at end of period	$106,544	$90,402	$106,544	$90,402

Net charge-offs to average loans (annualized)	0.02%	0.02%	0.02%	0.02%

NON-PERFORMING ASSETS:
Nonaccrual loans	$26,299	$20,820
Accruing loans 90+ days overdue	13,421	7,453
Other real estate owned	3,125	3,478

Total non-performing assets	$42,845	$31,751

ASSET QUALITY RATIOS:
Nonaccrual loans to total loans	0.26%	0.27%
Nonperforming assets to total loans and OREO	0.43%	0.41%
Nonperforming assets to total assets	0.29%	0.27%
Allowance for loan losses to loans outstanding	1.06%	1.16%
Allowance/nonperforming loans	268%	320%

	Quarter Ended
	June 30	March 31
	2006	2006
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$106,195	$92,847

Loans charged off	(1,679)	(1,500)
Recoveries of loans previously charged off	1,153	857

Net loans charged off	(526)	(643)
Provision for loan losses	875	1,000
Allowance purchased	—	12,991

Balance at end of period	$106,544	$106,195

Net charge-offs to average loans (annualized)	0.02%	0.03%

NON-PERFORMING ASSETS:
Nonaccrual loans	$26,299	$34,716
Accruing loans 90+ days overdue	13,421	13,126
Other real estate owned	3,125	2,011

Total non-performing assets	$42,845	$49,853

ASSET QUALITY RATIOS:
Nonaccrual loans to total loans	0.26%	0.36%
Nonperforming assets to total loans and OREO	0.43%	0.51%
Nonperforming assets to total assets	0.29%	0.35%
Allowance for loan losses to loans outstanding	1.06%	1.09%
Allowance/nonperforming loans	268%	222%